                    OPPENHEIMER INTERNATIONAL GROWTH FUND
                   Supplement dated August 15, 2003 to the
          Statement of Additional Information dated January 23, 2003

The Statement of Additional Information is changed as follows:

1.    The Supplement dated July 18, 2003 is hereby withdrawn.

2.    The subheading  titled  "Futures" on page 11 is changed by replacing the first three paragraphs of with the following three paragraphs.

o     Futures. The Fund can buy and sell futures contracts that relate to (1)
      broadly-based stock indices (these are referred to as "stock index futures"), (2) an individual stock ("single stock futures")
      and (3) foreign currencies (these are referred to as "forward contracts").

         A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures
      transaction. There is no delivery made of the underlying
      securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

         A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with
      contracts typically not fungible among the exchanges.

3.    The section captioned "Board of Trustees and Oversight Committees" on pages 24 and 25 is amended as follows:

    Board of Trustees and Oversight Committees. The Fund is governed by a
    Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
   Committee, a Governance Committee, and a Proxy Committee.  The Audit
   Committee is comprised solely of Independent Trustees.  The members of the
   Audit Committee are Edward Regan (Chairman), Kenneth Randall and Russell
   Reynolds. The Audit Committee held five meetings during the Fund's fiscal year ended November 30, 2002. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor.
   The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

                                                                        (over)
      The members of the Regulatory & Oversight Committee are Robert Galli
   (Chairman), Joel Motley and Phillip Griffiths. The Regulatory & Oversight
   Committee held eight meetings during the Fund's fiscal year ended November
   30, 2002. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment
   Advisory and Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Joel Motley (Acting
   Chairman), Phillip Griffiths and Kenneth Randall. The Governance Committee
   held no meetings during the Fund's fiscal year ended November 30, 2002.
   The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
   Reynolds and John Murphy. The Proxy Committee held one meeting during the
   Fund's fiscal year ended November 30, 2002.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

4.    Effective March 31, 2003 and July 31, 2003, Mr. Benjamin Lipstein and
   Ms. Elizabeth Moynihan, respectively, retired from the Board I Funds.
   Therefore, the biographies for Mr. Lipstein and Ms. Moynihan on page 27 are deleted.

5.    In the Trustees compensation table on pages 33 and 34, the following footnote is added following the names of Mr. Lipstein and Ms. Moynihan:

      7. Effective March 31, 2003 and July 31, 2003, Mr. Lipstein and Ms.
         Moynihan, respectively, retired from the Board I Funds.

August 15, 2003
PX0825.008